UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2019 (the “Closing Date”), Verus International, Inc., a Delaware corporation (the “Company”), Verus Foods, Inc., a corporation organized under the laws of Nevada and a wholly owned subsidiary of the Company (“Verus Foods” and, together with the Company, the “Borrowers”), entered into a secured, $500,000 revolving credit agreement (the “New Credit Facility”) with The Columbia Bank (the “Lender”).

Borrowings under the New Credit Facility accrue interest at a one-month LIBOR-based rate plus 300 basis-points (5.28% as of the Closing Date).

The outstanding balance under the New Credit Facility may be prepaid at any time without premium or penalty. The New Credit Facility contains customary affirmative and negative covenants, including a borrowing base requirement upon each request for an advance from the New Credit Facility.

Additionally, the New Credit Facility contains customary events of default and remedies upon an event of default, including the acceleration of repayment of outstanding amounts under the New Credit Facility.

The Borrower’s performance and payment obligations under the New Credit Facility are guaranteed by substantially all of the Borrower’s assets.

The Lender of the New Credit Facility has performed, and may in the future perform, various commercial banking services for the Company and its subsidiaries, for which it has received, and may in the future receive, customary fees and expenses.

The foregoing description of the New Credit Facility is only a summary and is qualified in its entirety by reference to the complete text of the New Credit Facility, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Company.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01. Entry into a Material Definitive Agreement.

On July 31, 2019, the Company issued a press release announcing the New Credit Facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated as of July 31, 2019, by and among Verus International, Inc. and Verus Foods, Inc., as Borrowers, and The Columbia Bank, as Lender
99.1	Press release dated August 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: August 1, 2019	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer